UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  June 10, 2004


                          PACIFIC ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

           Delaware                      313345                68-0490580
(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)        Identification No.)



                               5900 Cherry Avenue
                              Long Beach, CA 90805
                     (Address of principal executive office)


                                 (562) 728-2800
              (Registrant's telephone number, including area code)



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Senior Notes Pricing 8-K 6 10 04 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits.

        99.1 Pacific Energy Partners, L.P., press release dated June 10, 2004.

ITEM  9.    REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is a copy of the press release of Pacific Energy Partners, L.P., dated June 10, 2004, announcing the pricing of the private offering of $250 million principal amount of Senior Notes due 2014 being offered by it and its newly formed subsidiary, Pacific Energy Finance Corporation.

         In accordance with General Instruction B.2. of Form 8-K, the above information is being furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, except if the registrant specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934, as amended, or incorporated it by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          PACIFIC ENERGY PARTNERS, L.P.

                           By: PACIFIC ENERGY GP, INC.
                               its General Partner



                           By: /s/ Gerald A. Tywoniuk
                               ---------------------------------------------
                               Gerald A. Tywoniuk
                               Senior Vice President, Chief Financial Officer and Treasurer

Date:  June 10, 2004

                                  EXHIBIT INDEX



  Exhibit
   Number         Description
---------------   ----------------------------------------------------------

Exhibit 99.1      Press Release of Pacific Energy Partners, L.P., dated June 10,
                  2004